UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 1, 2018

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices)  (Zip Code)

(401) 671-6550

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On March 1, 2018, Summer Infant, Inc. (the “Company”) and its subsidiaries, Summer Infant (USA), Inc., Summer Infant Canada, Limited and Summer Infant Europe Limited (collectively, the “Summer Entities”), entered into an amendment (the “Amendment”) to that certain Amended and Restated Loan and Security Agreement, originally dated as of April 21, 2015, among the Summer Entities, Bank of America, N.A., as agent, and certain financial institutions party to the agreement from time to time as lenders (as amended to date, the “Loan Agreement”).

The Amendment modified certain provisions of the Loan Agreement, including, among other provisions, to (i) amend the definition of “Change of Control” to increase the beneficial ownership threshold deemed to constitute a change of control from 35% to 45%; (ii) amend the definition of EBITDA to permit certain demurrage and transport costs to be added back to the calculation of EBITDA; and (iii) amend the required maximum leverage ratio for the fiscal quarters ending March 31, June 30, September 29 and December 29, 2018.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

10.1

Sixth Amendment to Amended and Restated Loan and Security Agreement, dated as of March 1, 2018, among Summer Infant, Inc. and Summer Infant (USA) Inc., as Borrowers, Summer Infant Canada, Limited and Summer Infant Europe Limited, as Guarantors, certain financial institutions that are parties to the amendment, as Lenders, and Bank of America, N.A, as Agent.

Exhibit Index

Exhibit Number	Description

10.1

Sixth Amendment to Amended and Restated Loan and Security Agreement, dated as of March 1, 2018, among Summer Infant, Inc. and Summer Infant (USA) Inc., as Borrowers, Summer Infant Canada, Limited and Summer Infant Europe Limited, as Guarantors, certain financial institutions that are parties to the amendment, as Lenders, and Bank of America, N.A, as Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: March 2, 2018	By:	/s/ William E. Mote, Jr.
William E. Mote, Jr.
Chief Financial Officer